OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.
                    Supplement Dated October 18, 1996
     to the Statement of Additional Information dated March 15, 1996

     The Statement of Additional Information is amended as follows:

     1. The section captioned "How To Buy Shares" on page 33 is revised by adding the following to the end of that section:

     Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent differed sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

     The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.


October 18, 1996                                                 PX0254.002